Exhibit 29

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of April 16, 2013, by and among the parties hereto.  The undersigned hereby agree that the Statement on Schedule 13D with respect to the common stock, par value $0.01 per share (the “Common Stock”), of General Growth Properties, Inc., a Delaware corporation, and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: April 16, 2013	BROOKFIELD ASSET MANAGEMENT INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Managing Partner

	By:	/s/ Joseph Freedman
Name: Joseph Freedman
Title: Senior Managing Partner

Dated: April 16, 2013	PARTNERS LIMITED

	By:	/s/ Loretta Corso
Name: Loretta Corso
Title: Secretary

Dated: April 16, 2013	Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P.

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

Dated: April 16, 2013	BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: April 16, 2013	BROOKFIELD HOLDINGS CANADA INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Vice President

	By:	/s/ Joseph Freedman
Name: Joseph Freedman
Title: Vice President

Dated: April 16, 2013	BROOKFIELD PROPERTY GENERAL PARTNER LIMITED

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: April 16, 2013	Brookfield Property GP L.P.

By: 1648287 Alberta ULC, its general partner

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: April 16, 2013	Brookfield Property L.P.

By: Brookfield Property GP L.P., its general partner

By: 1648287 Alberta ULC, its general partner

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: April 16, 2013	BROOKFIELD BPY HOLDINGS (US) INC.

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: April 16, 2013	CANHOLDCO 1 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: April 16, 2013	CANHOLDCO 3 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: April 16, 2013	CANHOLDCO 4 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: April 16, 2013	CANHOLDCO 2 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: April 16, 2013	BROOKFIELD BPY RETAIL HOLDINGS I LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: April 16, 2013	Brookfield BPY Retail Holdings II LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: April 16, 2013	BPY Retail III LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: April 16, 2013	Brookfield Retail Holdings VII LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: April 16, 2013	BROOKFIELD RETAIL HOLDINGS WARRANTS LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: April 16, 2013	BROOKFIELD BPY RETAIL HOLDINGS III LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: April 16, 2013	BPY RETAIL IV LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: April 16, 2013	BROOKFIELD RETAIL HOLDINGS II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: April 16, 2013	BROOKFIELD RETAIL HOLDINGS III LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: April 16, 2013	BROOKFIELD RETAIL HOLDINGS IV-A LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: April 16, 2013	BROOKFIELD RETAIL HOLDINGS IV-B LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: April 16, 2013	BROOKFIELD RETAIL HOLDINGS IV-C SUB LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: April 16, 2013	BROOKFIELD RETAIL HOLDINGS IV-D LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: April 16, 2013	BROOKFIELD RETAIL HOLDINGS V LP

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its general partner

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: April 16, 2013	BW PURCHASER, LLC

	By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President